PHOENIX-SENECA FUNDS

                      Supplement dated January 10, 2000 to
           Statement of Additional Information dated January 28, 1999, as supplemented July 9, 1999


The disclosure contained in the Statement of Additional Information dated January 28, 1999 is hereby supplemented as described below.

         Under the heading "Portfolio Brokerage," insert the following paragraph prior to the last paragraph in that section on page 30:

                  The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

   INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 2069B/PSC (01/00)